SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a party other than the Registrant ☒

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials(1)(2)

☐ Soliciting Material under §240.14a-12

INTER-TEL (DELAWARE), INCORPORATED
(Name of Registrant as Specified In Its Charter)

STEVEN G. MIHAYLO

SUMMIT GROWTH MANAGEMENT LLC

THE STEVEN G. MIHAYLO TRUST

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

__________________

1

Steven G. Mihaylo (“Mr. Mihaylo”) has filed a definitive proxy statement with respect to a special meeting of stockholders (the “Special Meeting”) of Inter-Tel (Delaware), Incorporated (“Inter-Tel”) currently scheduled for August 2, 2007 to vote on the adoption of an Agreement and Plan of Merger dated as of April 26, 2007, by and among Inter-Tel, Mitel Networks Corporation and Arsenal Acquisition Corporation. Mr. Mihaylo has also filed a preliminary proxy statement with respect to the 2007 annual meeting of stockholders of Inter-Tel. This filing is being made with respect to Mr. Mihaylo’s proxy materials for the Special Meeting.

2

In response to the decision of the Board of Directors of Inter-Tel to postpone the Special Meeting to August 2, 2007, Mr. Mihaylo has revised his proxy card to reflect the new date for the Special Meeting.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing party:

4)	Date filed:

[FORM OF PROXY CARD]

GREEN CARD	GREEN CARD

PLEASE VOTE PROMPTLY

DETACH CARD HERE

_______________________________________________________________________________

PROXY SOLICITED BY STEVEN G. MIHAYLO IN OPPOSITION TO THE

BOARD OF DIRECTORS OF INTER-TEL (DELAWARE), INCORPORATED

The undersigned hereby appoints Steven G. Mihaylo the proxy of the undersigned with full power of substitution and resubstitution, to vote all shares of Common Stock of Inter-Tel (Delaware), Incorporated (the “Company”) which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held on August 2, 2007, at 10:00 a.m., local time, at the offices of Snell & Wilmer LLP, 400 East Van Buren Street, One Arizona Center, Phoenix, Arizona 85004, and at any and all adjournments or postponements thereof. This proxy revokes all prior proxies.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED “AGAINST” THE ADOPTION OF THE MERGER AGREEMENT AS DESCRIBED IN PROPOSAL 1, “AGAINST” THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES AS DESCRIBED IN PROPOSAL 2 AND, IN THE DISCRETION OF THE PROXY, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF AND THAT ARE UNKNOWN TO THE PROXY A REASONABLE TIME BEFORE THIS SOLICITATION.

By signing this proxy, you acknowledge receipt of the proxy statement of Steven G. Mihaylo, dated June 25, 2007.

[SEE REVERSE FOR VOTING INSTRUCTIONS]

GREEN CARD	GREEN CARD

PROXY SOLICITED BY STEVEN G. MIHAYLO IN OPPOSITION TO THE

BOARD OF DIRECTORS OF INTER-TEL (DELAWARE), INCORPORATED

YOUR VOTE IS IMPORTANT.

PLEASE VOTE TODAY.

DETACH CARD HERE

________________________________________________________________________________

MR. MIHAYLO RECOMMENDS THAT YOU VOTE “AGAINST” THE ADOPTION OF THE MERGER AGREEMENT AS DESCRIBED IN PROPOSAL 1 AND “AGAINST” THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES AS DESCRIBED IN PROPOSAL 2.

MR. MIHAYLO RECOMMENDS A VOTE AGAINST PROPOSAL 1 BELOW.

1.	To adopt the Merger Agreement.

☐ FOR ☐ AGAINST ☐ ABSTAIN

MR. MIHAYLO RECOMMENDS A VOTE AGAINST PROPOSAL 2 BELOW.

2.

To adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes in favor of adoption of the Merger Agreement at the special meeting.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED “AGAINST” THE ADOPTION OF THE MERGER AGREEMENT AS DESCRIBED IN PROPOSAL 1, “AGAINST” THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES AS DESCRIBED IN PROPOSAL 2 AND, IN THE DISCRETION OF THE PROXY, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF AND THAT ARE UNKNOWN TO THE PROXY A REASONABLE TIME BEFORE THIS SOLICITATION.

Date: ________________________, 2007	____________________________________ Signature of Stockholder

____________________________________ Signature (if held jointly)

____________________________________ Title/Authority
Please sign exactly as your name appears on this proxy. If held in joint tenancy, all persons must sign.
Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.